                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          The Scoreboard, Inc.
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               (Name of Registrant as Specified In Its Charter)

                          The Scoreboard, Inc.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

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                             The Score Board, Inc.
                        Annual Meeting of Shareholders
                               January 10, 1997


To Our Shareholders:

     I am writing in connection with the Annual Meeting of Shareholders of The Score Board, Inc. scheduled to be held on Friday, January 10, 1997. Unfortunately, due to a clerical error, notice of the meeting was not timely sent to all shareholders. Therefore, the Company has decided to do the following:

     1. For those shareholders who did not receive timely notice, we have attached the Company's Proxy Statement and 1996 Annual Report.

     2. The formal meeting will be postponed to Tuesday, January 28, 1997, at 1:30 p.m. This meeting will be held at the Company's offices at 1951 Old Cuthbert Road, Cherry Hill, New Jersey 08034.

     3. On January 10, 1997, an informal meeting will be held. This meeting will consist of a report by the President and a question and answer period. Transcripts of this informal meeting will be available for any shareholder. Shareholders will also have an opportunity to ask questions at the formal meeting on January 28, 1997.

     We sincerely regret any inconvenience this will cause you. If you have any questions, please call me at 609-354-9000.


                                     Sincerely,


                                     Patrick J. Wujcik
                                     Vice President, General Counsel
                                     and Secretary


January 6, 1997
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                             THE SCORE BOARD, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 10, 1997
  The undersigned hereby appoints Kenneth Goldin and Allan R. Lyons, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of The Score Board, Inc. ("the Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Mansion at Main Street, Plaza 1000, Voorhees, New Jersey 08043 on January 10, 1997 at 1:30 p.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)
                         [_] FOR      [_] VOTE WITHHELD
      INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN THAT NOMINEE'S NAME BELOW.
      KENNETH GOLDIN           GERALD B. SHREIBER         IRA LUBERT
      ALLAN R. LYONS           RICHARD C. YANCEY
II.   The approval of the amendment to the 1992 Stock Incentive Plan.
                   [_] FOR      [_] AGAINST      [_] ABSTAIN
III.  The approval of the amendment to the 1992 Directors Stock Option Plan.
                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS AND THE ELECTION OF THE NOMINEE LISTED ABOVE.
                  (Continued and to be SIGNED on Reverse Side)
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

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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

  The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                       Dated: __________________________ , 1996
                                               (Please date this Proxy)

                                       ----------------------------------------
                                               Signature of Shareholder

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                                               Signature of Shareholder

                                       Please sign exactly as your name(s)
                                       appear(s) to the left. When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full title. If shares are held jointly,
                                       each holder should sign.
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